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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANT



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-30244, 33-86126, 33-86128 and 33-84584) of
Integrity Incorporated of our report dated March 15, 2002 relating to the financial statements and financial statement schedule which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Atlanta, Georgia

March 26, 2002


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